================================================================================

                                     THERMO
                           [LOGO]    OPPORTUNITY
                                     FUND

                        THE THERMO OPPORTUNITY FUND, INC.

                                  ANNUAL REPORT

                                NOVEMBER 30, 1998

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

================================================================================

THE THERMO OPPORTUNITY FUND, INC.

The Thermo Opportunity Fund is a non-diversified, closed-end management investment company that invests primarily in securities issued by subsidiaries of Thermo Electron Corporation (Thermo Electron or TMO). The Fund's investment objective is to seek long-term capital appreciation.

STOCK

Ticker Symbol   TMF
(American Stock Exchange)

Market Price
as of 11/30/98  $7.25

Net Asset Value
as of 11/30/98  $8.94

Shares Outstanding      1,760,417

PORTFOLIO SECTORS

Common Stocks:  Non-TMO Subsidiaries         4.3%
Cash                                         4.7%
Private Placements                          14.2%
Common Stocks:  TMO Subsidiaries            72.7%
Convertible Bonds                            4.1%

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                                                         THERMO OPPORTUNITY FUND

LETTER TO SHAREHOLDERS                                           JANUARY 8, 1999
================================================================================

DEAR FELLOW SHAREHOLDERS:

1998 was perhaps the most eventful year for Thermo Electron Corporation and its publicly traded Subsidiaries since the birth of its spin-out strategy in 1981. Underperforming Subsidiaries have been earmarked to be taken private. A number of non-core businesses have been, and more are expected to be, divested. Management depth has been strengthened and the overall management structure rationalized. Moreover, the pace of the spin-out strategy, as well as the criteria for a company going public, have been completely redefined by Thermo Electron.

Nonetheless, in spite of these positive developments, 1998 was also a year of disappointments. Many of the issues that we have discussed in past letters, including the capital heavy nature of the Thermo Electron Subsidiaries' balance sheets and large number of equity offerings, came home to roost. With more capital than they could productively employ, a number of the Subsidiaries were unable to live up to inflated expectations on Wall Street and disappointing earnings lead to a flight of investors from the Thermo Electron family of companies. In addition, a number of external events, including the slowdown in the semiconductor industry and the long delayed approval of the Thermo Cardiosystems' left ventricle assist device simultaneous with that of its only competitor, Baxter International, combined to further erode individual company results and investors' confidence.

How then do we propose to manage your portfolio over the next year in a way that will recoup and then enhance your original investment? Furthermore, given the real and substantive changes in the Thermo Electron spinout strategy, what is the long term future for these companies, and how will it affect The Thermo Opportunity Fund?

THERMO ELECTRON RESTRUCTURING

On August 12, 1998, and then with minor revisions on December 10th, Thermo Electron announced a significant restructuring plan. The goal of this restructuring was to reduce the number of public companies involved in similar businesses, take private those companies which upon reflection did not meet a more strictly defined criteria for being public, and acknowledge the lack of success of some of the Subsidiaries. In terms of specifics, Thermedics Detection, Thermo Sentron, ThermoSpectra and Thermo Power will all be taken private by Thermo Electron for cash, at a price to be determined by the outside Directors of these companies in consultation with independent counsel. Including Thermedics' announced tender offer for Thermo Voltek at $7 per share, which is expected to close in early 1999, this makes five public Subsidiaries that will be taken private.

In addition to these cash buyouts, Thermo Electron will also "roll up" its Thermo TerraTech Subsidiaries -- Thermoretec, the Randers Group and Thermo EuroTech -- offering stock in Thermo TerraTech for the publicly traded shares of these Subsidiaries.

================================================================================

In terms of how this affects The Thermo Opportunity Fund, at the end of November just under 12% of the Fund's assets were in Subsidiaries for which the Fund expects to receive a cash tender offer from Thermo Electron during 1999. While we will not know the actual tender prices that may be offered until they are formally submitted, the currently attractive valuations of these Subsidiaries and the premium prices at which Thermo has repurchased them in the open market over the last twelve months leave us optimistic that the Fund will receive good value for these holdings. Given this situation, we expect to maintain, or in some instances increase, our investment in these companies.

More important than this immediate opportunity to accrue value to your Fund through this restructuring process, are the long term benefits to shareholders from the philosophical and strategic changes that are behind this restructuring. In particular, senior management at Thermo Electron has stated that the pace of the spin-out strategy will be significantly reduced and that existing companies will not engage in dilutive equity offerings. We expect that this will allow the remaining public Subsidiaries to concentrate on their operations and draw investors' attention to the successes of their operations. Also, we would note that part of this restructuring has been the willingness of Thermo Electron to implement significant share buybacks. The result of these repurchases has been a substantial decrease in excess cash on the companies' balance sheets, enhancing returns to shareholders.

CURRENT STRATEGY

As detailed in the attached financial statements and tables, our current strategy for the Fund is to leverage the restructuring process, concentrate our investments in those companies with strong operating fundamentals, primarily the Instruments companies, and complement these holdings with positions in selective fast growth, high technology Subsidiaries.

The result of this approach has been that despite the impact of a slowing global economy and recession in the semiconductor industry, the companies in your Fund are still growing substantially faster than the market as a whole, while they are valued at a discount to the market.

Turning to investment results, while certainly disappointing in an absolute sense, performance of your Fund during fiscal 1998 was significantly better than either Thermo Electron Corp. or an unmanaged portfolio of its Subsidiaries. This holds true both for the share price, and for the change in net asset value. As we look into fiscal 1999, we believe our strategy of mining the opportunities inherent in the restructuring plan, while continuing to focus on those companies that in terms of earnings growth and cash generation are most attractive in an economic sense, should again be to your benefit.

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                                                         THERMO OPPORTUNITY FUND

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                           PORTFOLIO CHARACTERISTICS
                                                                       S&P Small
                                                  TMF         S&P 500     Cap.
================================================================================
Change in Revenues ('97 vs. '96)*                31.0%          4.0%       n/a
--------------------------------------------------------------------------------
Change in Earnings ('97 vs. '96)                 34.0%          9.0%      20.0%
--------------------------------------------------------------------------------
Change in Earnings ('98E vs. '97)                13.0%          1.0%      -1.0%
--------------------------------------------------------------------------------
Price/Earnings Ratio (1998)                      16.8X         25.5X      21.4X
--------------------------------------------------------------------------------
Price/Earnings Ratio Relative to S&P 500          0.7X          1.0X       0.8X
--------------------------------------------------------------------------------
*Source: Baseline. Historical results not adjusted for pooling of interest mergers.

In sum, we expect the next year to be yet another eventful one for the Thermo Electron Subsidiaries and for your Fund, driven by the restructing of the Thermo Electron Subsidiaries now being implemented. In the short run the Fund expects to be receiving cash for a number of its small illiquid holdings, at what we hope will be meaningful premiums to their current valuations. Looking out further, once the decks have been cleared by this rationalization of the Subsidiary universe, we would expect the market to value the remaining businesses more in line with their individual successes and long term prospects.

Please visit us online at "www.thermofund.com" for weekly updates on the changes in net asset value and the ten largest holdings in your Fund.

I look forward to updating you again in May.

Sincerely,

/s/ Gregory E. Ratte'

Gregory E. Ratte',
Chairman of the Board

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               THERMO OPPORTUNITY FUND INTERIM PERFORMANCE UPDATE
                           FROM 11/28/97 TO 11/27/98

[GRAPHIC OMITTED]




                    THERMO OPPORTUNITY FUND INDUSTRY GROUPS
                                NOVEMBER 30, 1998

                    Cash                               4.7%
                    Advanced Technologies              5.3%
                    Process Equipment                  6.7%
                    Alternative Energy Systems        11.4%
                    Private Placements                14.2%
                    Bio-Medical Products              14.3%
                    Instruments                       43.4%

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                                                         THERMO OPPORTUNITY FUND

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998
================================================================================
ASSETS
Investment securities:
   At amortized cost (Original cost $21,119,861) ..............    $ 21,121,261
                                                                   ============
   At market value (Note 1) ...................................    $ 14,990,039
Investments in repurchase agreements (Note 1) .................         557,000
Cash ..........................................................           5,809
Interest receivable ...........................................           4,496
Receivable for securities sold ................................          76,377
Organization expenses, net (Note 1) ...........................          98,744
Other assets ..................................................          16,816
                                                                   ------------
   TOTAL ASSETS ...............................................      15,749,281
                                                                   ------------
LIABILITIES
Payable for securities purchased ..............................           1,275
Other accrued expenses and liabilities ........................          12,651
                                                                   ------------
   TOTAL LIABILITIES ..........................................          13,926
                                                                   ------------

NET ASSETS ....................................................    $ 15,735,355
                                                                   ============
Net assets consist of:
Common stock - par value $0.001 per share
   Authorized 16,000,000 shares, Outstanding 1,760,417 shares .    $      1,760
Additional paid-in capital ....................................      24,049,739
Accumulated net realized losses from security transactions ....      (2,184,922)
Net unrealized depreciation on investments ....................      (6,131,222)
                                                                   ------------
Net assets ....................................................    $ 15,735,355
                                                                   ============
Net asset value per share (Note 1) ............................    $       8.94
                                                                   ============

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1998
================================================================================
INVESTMENT INCOME
   Interest .................................................       $    23,695
                                                                    -----------
EXPENSES
   Investment advisory fees (Note 3) ........................           161,204
   Administrative services fees (Note 3) ....................            60,000
   Amortization of organization expenses (Note 1) ...........            36,000
   Directors' fees and expenses .............................            35,800
   Professional fees ........................................            32,591
   Insurance expense ........................................            18,640
   Reports to shareholders ..................................            14,370
   Exchange listing fees ....................................             8,495
   Postage and supplies .....................................             7,332
   Transfer agent fees ......................................             6,582
   Custodian fees ...........................................             2,751
   Other expenses ...........................................               363
                                                                    -----------
      TOTAL EXPENSES ........................................           384,128
   Fees waived by the Adviser (Note 3) ......................           (20,245)
   Fees waived by the Administrator (Note 3) ................            (5,000)
                                                                    -----------
      NET EXPENSES ..........................................           358,883
                                                                    -----------

NET INVESTMENT LOSS .........................................          (335,188)
                                                                    -----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions ...........        (1,378,681)
   Net change in unrealized appreciation/
      depreciation on investments ...........................        (3,709,042)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...........        (5,087,723)
                                                                    -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..................       $(5,422,911)
                                                                    ===========

See accompanying notes to financial statements.

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                                                         THERMO OPPORTUNITY FUND

THE THERMO OPPORTUNITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 1998 AND 1997
=====================================================================================
                                                            Year             Year
                                                           Ended            Ended
                                                        November 30,     November 30,
                                                            1998             1997
-------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss .............................    $   (335,188)    $   (290,787)
   Net realized losses from security transactions ..      (1,378,681)        (798,741)
   Net change in unrealized appreciation/
      depreciation on investments ..................      (3,709,042)      (1,694,880)
                                                        ------------     ------------
Net decrease in net assets from operations .........      (5,422,911)      (2,784,408)
                                                        ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income .................              --         (105,625)
                                                        ------------     ------------

NET DECREASE IN NET ASSETS .........................      (5,422,911)      (2,890,033)

NET ASSETS:
   Beginning of year ...............................      21,158,266       24,048,299
                                                        ------------     ------------
   End of year .....................................    $ 15,735,355     $ 21,158,266
                                                        ============     ============

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================================================================
                                                                     Year           Year        Period
                                                                    Ended          Ended         Ended
                                                                 November 30,   November 30,   November 30,
                                                                     1998           1997         1996(A)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................    $   12.02      $   13.66      $   14.10
                                                                  ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income (loss) ..............................        (0.19)         (0.17)          0.07
   Net realized and unrealized losses on investments .........        (2.89)         (1.41)         (0.42)
                                                                  ---------      ---------      ---------
Total from investment operations .............................        (3.08)         (1.58)         (0.35)
                                                                  ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ......................           --          (0.06)            --
                                                                  ---------      ---------      ---------

Effect of initial public offering costs ......................           --             --          (0.09)
                                                                  ---------      ---------      ---------

Net asset value at end of period .............................    $    8.94      $   12.02      $   13.66
                                                                  =========      =========      =========

Market value at end of period ................................    $    7.25      $    9.50      $   13.75
                                                                  =========      =========      =========

Total investment return based on net asset value .............      (25.62%)       (11.59%)        (3.12%)
                                                                  =========      =========      =========

Total investment return based on market value ................      (23.68%)       (30.56%)        (2.48%)
                                                                  =========      =========      =========

Net assets at end of period (000's) ..........................    $  15,735      $  21,158      $  24,048
                                                                  =========      =========      =========

Ratio of net expenses to average net assets(B) ...............        1.78%          1.66%          1.53%(C)

Ratio of net investment income (loss) to average net assets ..       (1.66%)        (1.33%)         1.62%(C)

Portfolio turnover rate ......................................          37%            47%            12%(C)


(A) Represents the period from the initial public offering of shares (August 6, 1996) through November 30, 1996. No income was earned or expenses incurred from the commencement of operations through the date of initial public offering.

(B) Absent fee waivers, the ratio of expenses to average net assets would have been 1.91%, 1.81% and 1.56%(C) for the periods ended November 30, 1998, 1997 and 1996, respectively (Note 3).

(C)  Annualized.

See accompanying notes to financial statements.

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                                                         THERMO OPPORTUNITY FUND

THE THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTs
NOVEMBER 30, 1998
================================================================================
                                                                      Market
   Shares       COMMON STOCKS -- 89.3%                                 Value
--------------------------------------------------------------------------------
                INSTRUMENTS -- 43.4%
   115,066      Metrika Systems Corp.* ......................      $    992,444
    58,333      ONIX Systems, Inc.* .........................           306,248
    65,500      Thermo BioAnalysis Corp.* ...................           691,844
   246,600      Thermo Optek Corp.* .........................         2,681,775
    71,650      Thermo Voltek Corp.* ........................           483,638
    60,600      ThermoQuest Corp.* ..........................           617,362
    39,900      ThermoSpectra Corp.* ........................           448,875
   236,194      Thermo Vision Corp.* ........................           605,247
                                                                   ------------
                                                                      6,827,433
                                                                   ------------
                BIO-MEDICAL PRODUCTS -- 14.3%
     9,000      Photoelectron Corp.* ........................            43,875
   130,400      Thermo Cardiosystems, Inc.* .................         1,515,900
    68,900      Trex Medical Corp.* .........................           684,694
                                                                   ------------
                                                                      2,244,469
                                                                   ------------
                PRIVATE PLACEMENTS(1) -- 12.3%
   100,000      Thermo EuroTech N.V.* (Environmental Services)          425,000
    50,000      Thermo Information Solutions*
                (Advanced Technologies) .....................           500,000
    50,000      Thermo Trilogy Corp.* (Environmental Services)          412,500
   150,000      Trex Communications, Inc.*
                (Advanced Technologies) .....................           600,000
                                                                   ------------
                                                                      1,937,500
                                                                   ------------
                ALTERNATIVE ENERGY SYSTEMS -- 7.3%
   346,900      KFX, Inc.* ..................................           607,075
    61,700      Thermo Power Corp.* .........................           547,588
                                                                   ------------
                                                                      1,154,663
                                                                   ------------
                PROCESS EQUIPMENT -- 6.7%
   125,000      Thermo Fibergen, Inc.* ......................         1,054,688
       500      Thermo Fibertek, Inc.* ......................             2,812
                                                                   ------------
                                                                      1,057,500
                                                                   ------------
                ADVANCED TECHNOLOGIES -- 5.3%
     2,000      DocuCorp International, Inc.* ...............            10,375
     3,000      OAO Technology Solutions, Inc.* .............            10,500
    44,400      Thermedics Detection, Inc.* .................           344,100
    43,900      ThermoTrex Corp.* ...........................           460,950
                                                                   ------------
                                                                        825,925
                                                                   ------------

                TOTAL COMMON STOCKS (Cost $20,163,111) ......      $ 14,047,490
                                                                   ------------

THE THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       Market
  Shares        LIMITED LIABILITY COMPANIES(1) -- 1.9%                  Value
--------------------------------------------------------------------------------
   100,000      Cosmetic Laser Services L.L.C.* .............      $    100,000
   200,000      Cosmetic Laser Services II L.L.C.* ..........           200,000
                                                                   ------------
                TOTAL LIMITED LIABILITY COMPANIES
                (Cost $300,000) .............................      $    300,000
                                                                   ------------
================================================================================
    Par                                                                Market
   Value        CONVERTIBLE BONDS -- 4.1%                               Value
-------------------------------------------------------------------------------
$  710,000      Thermo Ecotek Corp., 4.875%, 4/15/04
                (Cost $658,150) .............................      $    642,549
                                                                   ------------

                TOTAL INVESTMENT SECURITIES -- 95.3%
                (Cost $21,121,261) ..........................      $ 14,990,039
                                                                   ------------
================================================================================
   Face                                                                Market
  Amount        REPURCHASE AGREEMENTS(2) -- 3.5%                        Value
--------------------------------------------------------------------------------
$  557,000      Fifth Third Bank, 4.75%, dated 11/30/98, due
                12/01/98, repurchase proceeds $557,073 ......      $    557,000
                                                                   ------------

                TOTAL INVESTMENT SECURITIES AND
                REPURCHASE AGREEMENTS-- 98.8% ...............      $ 15,547,039

                OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2%            188,316
                                                                   ------------

                NET ASSETS-- 100.0% .........................      $ 15,735,355
                                                                   ============

*    Non-income producing security.

(1) Valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.
(2)  Repurchase   agreements  are  fully   collateralized  by  U.S.  Government
     obligations.

See accompanying notes to financial statements.

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                                                         THERMO OPPORTUNITY FUND

THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Thermo Opportunity Fund, Inc. (the Fund) was organized under Maryland law on May 16, 1996 as a non-diversified, closed-end investment company. The Fund commenced operations on June 19, 1996, when Brundage, Story and Rose, LLC (the Adviser), purchased 6,667 shares at $15.00 per share to provide the Fund with its initial $100,000 of capital. The Fund commenced the public offering of shares on August 6, 1996. The Fund is listed on the American Stock Exchange with a symbol of "TMF."

The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities issued by direct and indirect subsidiaries of Thermo Electron Corporation (Thermo Electron). The Fund may also invest in securities issued by companies not affiliated with Thermo Electron which either (i) engage in the same or related industries as Thermo Electron or one or more of its subsidiaries or (ii) practice a spin-out strategy similar to that practiced by Thermo Electron.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued weekly (each Friday) and on the last business day of each month as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. The Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of the Fund is calculated weekly (each Friday) and on the last business day of each month by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

================================================================================

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization expenses and offering costs -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years. Expenses related to the offering of shares have been charged against capital.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1998:

--------------------------------------------------------------------------------
Gross unrealized appreciation .........................            $    424,740
Gross unrealized depreciation .........................              (6,719,419)
                                                                   ------------
Net unrealized depreciation ...........................            $ (6,294,679)
                                                                   ============
Federal income tax cost ...............................            $ 21,284,718
                                                                   ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of November 30, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $2,021,465, none of which expire prior to November 30, 2004. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

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                                                         THERMO OPPORTUNITY FUND

13
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2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $7,374,760 and $8,170,214, respectively, during the year ended November 30, 1998.

3.  TRANSACTIONS WITH AFFILIATES

Certain Directors and officers of the Fund are principals of the Adviser. Certain officers of the Fund are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent for the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of its average daily net assets.

In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $20,245 of its investment advisory fees during the year ended November 30, 1998.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS calculates the weekly and month end net asset value per share and maintains the financial books and records of the Fund, supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission, and materials for meetings of the Board of Directors. For the performance of these administrative services, CFS receives a monthly fee based on the Fund's average daily net assets, subject to a $5,000 monthly minimum. During the year ended November 30, 1998, CFS voluntarily waived $5,000 of its administrative services fees.

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

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
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ARTHUR ANDERSEN LLP                                         [LOGO]

To the Shareholders and Board of Directors of The Thermo Opportunity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Thermo Opportunity Fund, Inc., including the portfolio of investments, as of November 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thermo Opportunity Fund, Inc. as of November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cincinnati, Ohio,
December 30, 1998

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                                                         THERMO OPPORTUNITY FUND

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

THE THERMO OPPORTUNITY FUND, INC.

312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202


BOARD OF DIRECTORS
Francis S. Branin, Jr.
Blair M. Brewster
Henson L. Jones, Jr.
Hollis S. McLoughlin
Gregory E. Ratte'


INVESTMENT ADVISER
Brundage, Story and Rose, LLC
One Broadway
New York, New York  10004


TRANSFER AGENT
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio  45263


SHAREHOLDER SERVICES
Nationwide: (Toll Free) 888-254-6872


WEBSITE
www.thermofund.com